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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  September 20, 1996


                              HOMETOWN BUFFET, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                   0-22402                   33-0463002
----------------------   -------------------------   ------------------------
(State of Incorporation) (Commission file number)      (I.R.S. Employer
                                                      Identification No.)


9171 Towne Centre Drive, #575
San Diego, California                                       92122
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(Address of principal executive offices)                  (Zip Code)



                                 (619) 546-9096
                         ------------------------------
                         (Registrant's telephone number)






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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 20, 1996, the Registrant merged with Country Delaware, Inc., a Delaware corporation and a wholly-owned subsidiary of Buffets, Inc., a Minnesota corporation ("Buffets"), with the Registrant as the surviving corporation. Pursuant to the merger, the Registrant became a wholly-owned subsidiary of Buffets.

         In connection with the acquisition of the Registrant by Buffets, which will be accounted for as a pooling of interests, Buffets issued a total of 13,733,728 shares of its common stock in exchange for all outstanding shares of the Registrant's common stock (at an exchange ratio of 1.17 shares of Buffets common stock for each share of the Registrant's common stock). Buffets also assumed options covering, in the aggregate, 1,967,167 shares of Buffets common stock in substitution for previously outstanding options to acquire shares of the Registrant's common stock. In addition, Buffets has guaranteed the obligations of the Registrant under the Registrant's outstanding 7% Subordinated Convertible Notes, and Buffets common stock will be issued upon any conversion thereof. Approximately $41.5 million in principal amount of the Notes are currently outstanding.

         Additional information regarding the terms of the acquisition are included in the Agreement and Plan of Merger and the Press Release included herein as exhibits.



                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       HOMETOWN BUFFET, INC.


Date:   October 4, 1996                By: /s/  C. DENNIS SCOTT
    --------------------                   --------------------------------
                                                 C. Dennis Scott
                                                 Chairman of the Board and Chief
                                                 Executive Officer






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                                  EXHIBIT INDEX



EXHIBIT

2. Agreement and Plan of Merger dated June 3, 1996 by and among Buffets, Inc., Country Delaware, Inc. and HomeTown Buffet, Inc., incorporated by reference to Exhibit 10.26 of the Registrant's Quarterly Report on Form 10-Q for the period ending April 24, 1996.

    The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit upon request.

99. Joint Press Release of the Registrant and Buffets, Inc. dated September 20, 1996.














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